CCB Equity Fund
(A Portfolio of CCB Funds)

     Supplement to Prospectus and Statement of Additional Information dated September 30, 1999


     On November 16, 1999, the Board of Trustees rescinded its prior approval of the Rule 12b-1 Plan for the Trust. Accordingly, delete all references to the Rule 12b-1 Plan.




                                                               December 31, 1999







Cusip 12500E307           511395
G001197-08 (12/99)